Financial Assets Measured at Fair Value through Profit and Loss	12 Months Ended
Dec. 31, 2024
Financial Assets Measured at Fair Value through Profit and Loss [Abstract]
FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH PROFIT AND LOSS
5	FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH PROFIT AND LOSS

	December 31, 2023	December 31, 2024
	RM	RM	US$
Quoted/Unquoted shares

At beginning of year	72,295	72,793	16,283
Disposal	-	(7,981)	(1,785)
Changes in fair value	-	(64,812)	(14,498)
Currency realignment	498	-	-
At end of year	72,793	-	-

The Company held an equity investment in Unique Fire Holding Berhad., with a carrying amount of RM 7,981. During the year, the Company disposed the investment to a third party for a cash consideration of RM 7,981.

The Company held an equity investment in Zero Carbon Farms Ltd., with a carrying amount of RM 64,812. During the year, Zero Carbon Farms Ltd. ceased business operation. As a result, the Company assessed the fair value of investment and a full fair value loss of RM 64,812 was recognized in the profit or loss.

The above valuations are categorised under Level 3 of the fair value hierarchy and are generally sensitive to the unobservable inputs. Any increase or decrease in transacted price would result in an increase or decrease in the fair value of the unquoted investments.

Any significant movement in inputs would result in a significant change to the fair value of the unquoted investment. There are no transfers between Levels 1 and 2 and into or out of Level 3 during the year.